Exhibit 99.2

STEMTECH CORPORATION / VIAGO AND EEVIA HEALTH ANNOUNCE PROPOSED RTO

NAPLES, FL / ACCESSWIRE / December 5, 2024 – Stemtech Corporation (OTCQB: STEK), a US-based company announced this past Tuesday its planned merger (“Merger”) with Seacret Direct, LLC (“VIÁGO”) and now announces a proposal for a Reverse Takeover (RTO) of Eevia Health Plc (“Eevia”), a Finnish producer of bioactive organic Arctic plant extracts and nutraceuticals and has its common stock listed on the Swedish Spotlight Stock Market under the symbol “EEVIA”. This strategic RTO marks a major milestone in the evolution of the combined companies, intending to create a vertically integrated health, wellness, and lifestyle entity that manufactures its own products and is positioned for significant growth in the global marketplace.

Reverse Takeover Structure and Valuation: Under the proposed RTO, Eevia will acquire the assets and assume the liabilities of Stemtech and, upon completion of the Merger, VIÁGO by Eevia issuing new shares, resulting in Stemtech owning approximately 85% of Eevia, with the remaining 15% of the Eevia shares owned by its existing shareholders. The final valuation, share issuance, and terms are subject to conditions, including the negotiation of the definitive agreements, a third -party valuation, and the completion of the due diligence process.

Synergies and Strategic Rationale: Stemtech and VIÁGO have identified Eevia's advanced production facility in Kauhajoki, Finland, as a planned significant resource for manufacturing their expanding product portfolio, which includes stem cell nutrition supplements for humans and pets, as well as VIÁGO’s cosmetic and nutritional products under the VIÁGO brand. Stemtech expects that Eevia’s expertise in sustainable production will add significant value to the combined entity’s mission of delivering high-quality health and wellness solutions.

Driving Innovation and Market Expansion:

Stemtech Corporation: Stemtech and VIÁGO brings a powerful combination of stem cell nutrition products and a diverse lifestyle and wellness membership offering that spans travel, health, beauty, and events. With over 250,000 affiliated members, customers and independent representatives, it operates in 40+ countries, including the Americas, Asia, Africa, and Europe.

Eevia Health: Founded in 2017, Eevia Health specializes in producing natural bioactive ingredients with an emphasis on sustainability. Their organic Arctic products are sold to corporate customers and include ingredients for manufacturers of dietary supplements, food, and cosmetics on a global basis.

These proposed business combinations enable Stemtech and VIÁGO to leverage Eevia’s capabilities for expanded production while growing its business presence in Europe. The proposed RTO is expected to align with Stemtech and VIÁGO’s strategy of optimizing manufacturing processes and increasing product output to meet the growing demand for wellness, lifestyle, and nutritional products. The proposed RTO should expand Eevia’s operations, creating significant efficiencies to increase financial performance. The transaction target significant increase of consolidated revenues in 2025, with strategic synergies. Eevia published their press release of the proposed RTO which is available at https://mfn.se/cis/a/eevia-health/eevia-health-eevia-is-subject-to-a-possible-reverse-takeover-b93d1d7e

Extraordinary General Meeting and Due Diligence: With the Letter of Intent (LOI) executed, the companies are undertaking comprehensive due diligence . The Board of Eevia plans to present the RTO to its shareholders during an Extraordinary General Meeting (EGM), which Eevia plans to promptly schedule. The approval of the proposed RTO will be contingent on regulatory compliance, including a new listing process on the Spotlight Stock Market, where Eevia is currently listed, the negotiation and execution of applicable definitive agreements and other appropriate conditions.

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A Vision for Market Leadership in Health and Wellness: The transactions should position Stemtech, VIÁGO, and Eevia to significantly grow their position in the global health, wellness and longevity market. By leveraging Eevia's sustainable production processes with Stemtech / VIÁGO's global affiliate network and innovative product offerings, the combined companies should be able to expand their global footprint, and drive significant growth in key markets, including anti-aging, stem cell nutrition, and lifestyle wellness.

Key Proposed Transaction Terms:

Eevia Health: Eevia Health, a global innovator in natural health products, integrates with Stemtech / VIÁGO and should drive operational efficiencies, supply chain capabilities, and product innovation.

Stemtech-VIÁGO: Stemtech plans to effect the Merger with VIÁGO by issuing 13 million preferred shares that will be authorized by Stemtech with a stated face price of $2.50 and convert into 50% of the Stemtech common stock determined on a fully diluted basis at the Merger closing. This Merger should combine This Merger combines Stemtech’s proprietary stem cell nutrition technology with VIÁGO’s diversified lifestyle and wellness offerings and brings with its global network of over 250,000 customers, members and affiliates .

Expected Positive Impact: Expected synergies created through these business combinations include streamlined costs and enhanced operational efficiency, that are expected to deliver significant positive impact on operations and profitability.

Positioning for Market Growth: Upon completion of these business combinations, the combined companies should be well positioned to increase market share in three high-growth sectors, leveraging a vast global network, and a proven track record.

Wellness Sector: A booming global $7 trillion market in 2024, expected to reach $8.5 trillion by 2027, driven by soaring consumer demand for anti-aging, longevity, and holistic health solutions.

Stem Cell Market: Rapid expansion from $11 billion in 2024 to $44 billion by 2029, where Stemtech's proprietary technologies are positioned to spotlight the company as an innovator in stem cell nutrition.

Travel and Tourism: A global $16 trillion industry positioned for a post-pandemic resurgence, with VIÁGO’s innovative lifestyle membership model delivering daily customer engagement and wallet share that includes travel, entertainment and lifestyle products. This powerful combination of market opportunities creates a  growth engine, designed to engage today’s savvy customer, expand market share, and deliver increased value to stakeholders.

The combined companies are not just participating in these industries— their goal is to set a new standard for reach, positioning, innovation, customer engagement, and profitability.

“This three-way consolidation is a game-changing event for all stakeholders, combining three innovative companies to create a vertically integrated growth engine,” says Charles S. Arnold, Chairman of Stemtech Corporation, and continues; “With VIÁGO’s global network of affiliated customers, members and affiliates driving referrals and sales inherent synergies while streamlining our operations, we should deliver shareholder value and will position ourselves in the wellness and lifestyle industries.”

About the Combined Companies

If approved, these transactions should establish Stemtech/VIÁGO/Eevia Health as a global leader in health, wellness, and lifestyle market.

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One important rationale for this 3-way combination is that both Stemtech and VIAGO must pay for manufacturing of their products and have identified Eevia’s production facility as a beneficial addition for their own proprietary compound manufacturing. Eevia has current manufacturing facilities which are suitable for production of the companies’ current product range, including (but not limited to) stem cell nutrition products for both humans and pets, cosmetic products, and other nutritional products under VIÁGO brands.

•Reverse Takeover Structure: Stemtech / VIÁGO becomes the majority shareholder (85%), while Eevia shareholders retain 15%.

•Global Sales Network: VIÁGO’s global affiliate network should provide a powerful boots-on-the-ground strategy expected to increase revenues, enter new markets and deliver growth.

•Cutting-Edge Innovation: Leveraging Stemtech’s proprietary stem cell nutrition products, the combined entity should be positioned to increase its market share in the growing nutrition section of the $44 billion stem cell market estimated by 2029.

•Global Reach: With operations in 40+ countries and a current customer base of hundreds of thousands, the infrastructure will be in place to achieve significant revenue growth.

•Visionary Leadership: Guided by a world-class executive team, the transactions should position the combined companies as an innovator in wellness and lifestyle markets, backed by a global organization, unique and proprietary business relationships, and innovative products.

Charles S. Arnold – Chairman of Stemtech

Mr. Arnold's ability to integrate marketing concepts and financial strategies is pivotal in developing his clients' businesses. In addition to developing start-up companies, he is responsible for placing more than $1 Billion into public companies with as much as $400 Million in a single transaction. His network of financial specialists and professionals worldwide has accomplished significant mergers and acquisitions. In 1993, Mr. Arnold was one of the original investors in pre-paid legal "PPD" (now Legal Shield). In 2001, he was engaged by Natural Health Trends "LEXXUS." The company grew from under $1.00 to over $40 per share. Traded on the American stock exchange. Mr. Arnold feels that direct sales marketing is an underserved market that deserves investors' attention. Mr. Arnold believes that Stemtech has exceptional growth potential and sees this company's bright future with our innovative stem cell nutrition products and the financial opportunity for our Independent Business Partners. Over the years, Mr. Arnold has carefully developed worldwide relationships with retail brokerage firms, investment bankers, traders, fund managers, and independent investors. A broad scope of his functions includes public awareness, and financial relations campaigns arranged to bring undervalued, little-known public companies with significant upside potential to the center of equity markets worldwide.

For over 35 years, Mr. Arnold traveled extensively, serving as a guest speaker for many private and public affairs, including international investment conferences. The investor group's Mr. Arnold consults have been able to participate in several profitable ventures. Mr. Arnold retired from the lecture circuit in 1998. Mr. Arnold was the President and publisher of two financial publications from 1984 to 1998 (Personal Investing News), a paid circulation of over 500.000 subscribers, and (The Sound Money Investor) a geopolitical publication with an 80,000 paid circulation. In addition, Mr. Arnold was the host of 4-6 financial conferences a year (Sound Money Investor Conferences). Since 1998, he has concentrated on his primary business; he remains in high demand internationally as an author and lecturer at entrepreneurship and business economics and development seminars.

Izhak Ben Shabat – Chief Executive Officer of Seacret

As CEO and Founder, Izhak has led Seacret through multiple growth phases and the evolution of its business model and distribution approaches globally. Operating in over 60 countries and successfully navigating two major acquisitions while expanding products and services within their offering, Izhak has helped Seacret generate over $3 billion in revenue globally through its retail, e-commerce, and direct sales channels. A servant leader and highly diversified entrepreneur, Izhak continues to steward complementary businesses within the commercial real estate development and hotel and resort space, bringing vertical alignment synergies together to increase efficiency and customer appeal. Mr. Shabat will join Stemtech upon the completion of the Merger.

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Eddie Head President – Chief Strategy Officer of Seacret

Eddie joined Secret in 2021 to lead the day-to-day business and develop the lifestyle programs for Secret. With almost 20 years of experience in the direct sales industry and successfully developing and leading membership programs and sales strategies for the largest group travel club and top travel direct sales company in the industry, Eddie helped lead his former company to nearly $1 billion US dollars in annual revenue and over 9 million global customers and distributors. He shares Izhak's vision for shifting the direct sales model to a more consumer-facing and young-entrepreneurial approach, leading with quality-of-life services and products. Mr. Head will join Stemtech upon the completion of the Merger.

John W. Meyer – President & Chief Operating Officer of Stemtech

Mr. Meyer joined Stemtech in 2006 and oversees all global operations. His responsibilities as President and COO include leading all aspects of Stemtech. All functional departments and international operations are his responsibility to drive the growth and expansion of the company. Before joining Stemtech, John worked for other well-known network marketing companies, such as Shaklee and Arbonne International, for over ten years. He also worked for over a decade in third-party logistics on global projects for Fortune 100 companies. He brought this experience and more to Stemtech, overseeing operations for the last nineteen years. With 44 years of business experience, John has been in the network marketing field for 30 years, including his tenure with Stemtech. During his time at Stemtech, he opened 51 national markets in the America’s, Europe, Asia, and Africa, previously serving as VP of Global Operations and COO prior to his current position.

Stein Ulve – CEO Eevia Health

Stein Ulve, a Norwegian citizen, has worked for over 30 years as the CEO of nutraceutical and pharmaceutical ventures. As an entrepreneur for the previous 24 years, Stein has built companies in emerging industries. Together with a partner, he founded Ayanda, which grew to EUR 50 million, 265 employees, and the third-largest soft-gel manufacturer in Europe in nine years. Besides being the founder and CEO of Ayanda in Norway, he has acted as CEO of Igene Biotechnology in the US and Chile, Geschäftsfuhrer for Ayanda GmbH in Germany, and General Director of Probio OOO in Russia. In 2017, Stein founded Eevia Health in Finland and took Eevia public with an IPO in Sweden in June 2021, and since then building sales in three continents. Stein studied at the University of Oregon, Universidad de Catholica de Ecuador, University of Oslo, London School of Economics, and Harvard Business School.

FORWARD-LOOKING STATEMENTS

This announcement contains forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to statements identified by words such as "believes," “will,” "expects," "anticipates," "estimates," "intends," "plans," "targets," "projects" and similar expressions. The statements in this release are based upon the current beliefs and expectations of our company's management and are subject to significant risks and uncertainties including that the proposed Merger and proposed RTO will be completed on acceptable terms and our ability to raise sufficient funding for these transactions and our operations. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, but not limited to, results of clinical trials and/or other studies, the challenges inherent in new product development initiatives, the effect of any competitive products, our ability to license and protect our intellectual property, our ability to raise additional capital in the future that is necessary to maintain our business, changes in government policy and/or regulation, potential litigation by or against us, any governmental review of our products or practices, as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K filed on July 10, 2024 and our latest quarterly report on Form 10-Q filed on November 19, 2024. We undertake no duty to update any forward-looking statement, or any information contained in this press release or in other public disclosures at any time. Finally, the investing public is reminded that the only announcements or information about Stemtech Corporation which are condoned by the Company must emanate from the Company itself and bear our name as its Source.

Investor Relations:

Gabriel Rodriguez

Email:erelationsgroup@gmail.com

Phone: +1 623-261-9046

Stemtech Corporation

Phone:+1 954-715-6000 ext 1040

Email:invrel@stemtech.com

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